OPPENHEIMER ROCHESTER® INTERMEDIATE TERM MUNICIPAL FUND
OPPENHEIMER ROCHESTER® SHORT TERM MUNICIPAL FUND
OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
OPPENHEIMER ROCHESTER® LIMITED TERM MUNICIPAL FUND
OPPENHEIMER AMT-FREE MUNICIPALS
OPPENHEIMER ROCHESTER® NATIONAL MUNICIPALS
OPPENHEIMER NEW JERSEY MUNICIPAL FUND
OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND
OPPENHEIMER ROCHESTER® FUND MUNICIPALS
OPPENHEIMER ROCHESTER® LIMITED TERM NEW YORK MUNICIPAL FUND
OPPENHEIMER ROCHESTER® AMT-FREE NEW YORK MUNICIPALS
OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Statement of Additional Information Supplement dated June 7, 2013

This supplement amends the Statement of Additional Information ("SAI") of each of the above referenced funds (each a "Fund") and is in addition to any other supplements.

The SAI of each Fund is revised as follows:

The following is added to the section of the SAI titled “The Fund’s Main Investment Policies”:

Investments in Municipal Preferred Shares Issued by a Closed-End Fund. The Fund may invest in municipal preferred shares issued by a type of investment company known as a closed-end fund.  Closed-end funds may issue preferred shares, subject to the asset coverage requirements of the Investment Company Act of 1940, to raise capital that can be used to purchase more securities for its portfolio. While these municipal preferred shares are equity securities that have a fixed, monthly dividend rate payable from the company's earnings, their fixed dividend rate, among other features, causes preferred shares to have similar characteristics to debt securities.  Income earned from investments in these preferred shares is expected to be exempt from federal income taxes.

If interest rates rise, the fixed dividend on preferred shares may be less attractive and the price of those securities will likely decline.  If interest rates fall their price will likely increase.  In addition to interest rate risk, investments in municipal preferred shares issued by a closed-end fund may be subject to credit risk, early redemption risk and reinvestment risk.  Municipal preferred shares have provisions for their redemption prior to maturity which can have a negative effect on their prices when interest rates fall.  Although these municipal preferred shares are listed on the New York Stock Exchange, there is a risk that the market for these shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

The Fund may pay transaction fees in connection with acquiring or disposing of the preferred shares.  The Fund does not intend to invest in these investment companies unless the Sub-Adviser believes that the potential benefits of an investment justify any transaction fees.

Although these municipal preferred shares do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection as debt securities, the municipal preferred shares rank ahead of common stock in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Investments in other investment companies are subject to limits set forth in the Investment Company Act of 1940.  As a result, the Fund cannot invest more than 5% of its total assets in any single closed-end fund or other investment company and cannot invest in aggregate more than 10% of its total assets in multiple in closed-end funds and other investment companies.

June 7, 2013                                                                                        PX0000.060